UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 17, 2005
                                                (February 16, 2005)

                                   LMIC, Inc.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-26186                 84-1029 987
-------------------------------       ------------          -------------------
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)


                 6435 Virginia Manor Road, Beltsville, MD 20705
          (Address of principal executive offices, including zip code)

                                 (240) 264-8310
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Current Report includes  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements regarding LMIC, Inc. and its subsidiaries' and affiliates' (collectively, the "Company") expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ from those in the forward-looking statement include those set forth in the Company's most recent Annual Report on Form
10-KSB, and also include the Company's ability to fund its operations, to generate additional sales, to obtain waivers of existing defaults under its debt documents, actions of the Company's competitors and changes in general economic conditions. Many of these factors are outside the Company's control.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 16, 2005, the Company reorganized the engineering and manufacturing divisions to reduce costs and improve operating efficiencies. One result of this action is the elimination of the role of Vice President of Quality.

In implementing this reorganization, the Company requested the resignation of John Lambert, its Vice President of Quality. Mr. Lambert's principal duties consisted of the design and supervision of quality controls for LMIC's products. Mr. Jeffrey Harris, Vice President of Operations, will assume this responsibility. Under Mr. Harris' guidance, LMIC will continue its stringently controlled ISO 9001-2000 certified manufacturing operation.

Mr. Lambert's resignation was requested as a result of a determination on the part of senior management to reduce operating costs and reflects no disagreement or disappointment with the work performed by Mr. Lambert.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 17, 2005

                                  LMIC, INC.

                                  By:      /s/ Luis Negrete
                                  Name:    Luis Negrete
                                  Title:   President & Chief Operating Officer